UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 14, 2010

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 13, 2010, the U.S. Federal Trade Commission notified SkyWest, Inc. (“SkyWest”) that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), had been granted effective immediately with respect to SkyWest’s proposed merger contemplated by the Agreement and Plan of Merger, dated as of August 3, 2010 (the “Merger Agreement”), among SkyWest, Express Delaware Merger Co., and ExpressJet Holdings, Inc. (“ExpressJet”), pursuant to which ExpressJet would become a wholly-owned subsidiary of Atlantic Southeast Airlines, Inc., a wholly-owned subsidiary of SkyWest (“Atlantic Southeast”).  The grant of early termination has the effect of ending the HSR Act waiting period relating to the Merger Agreement.  The proposed merger remains subject to other customary closing conditions, including the approval of ExpressJet’s stockholders.

The Merger Agreement was previously disclosed by SkyWest as an exhibit to a Current Report on Form 8—K filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2010, as amended.  The Merger Agreement is also discussed in detail in the preliminary proxy statement filed by ExpressJet with the SEC on September 3, 2010 concerning the proposed merger and the proposed special meeting of the ExpressJet stockholders to consider and vote on a proposal to adopt the Merger Agreement.

On September 14, 2010, SkyWest and ExpressJet issued a joint press release announcing the grant of early termination of the waiting period under the HSR Act.  A copy of that press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Additional Information Regarding the Transaction

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of SkyWest or ExpressJet.  If any such offer is commenced by SkyWest, SkyWest will file and deliver all forms, notices and documents required under state and federal law.  This announcement does not constitute a solicitation of any vote or approval.

In connection with the proposed transaction ExpressJet has agreed to file a proxy statement with the SEC.  ExpressJet filed a preliminary proxy statement on September 3, 2010.  SkyWest and ExpressJet also plan to file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXPRESSJET PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders will be able to obtain free copies of the ExpressJet proxy statement and other documents containing important information about SkyWest and ExpressJet, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

SkyWest and ExpressJet and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ExpressJet stockholders in connection with the proposed transaction.  Information about the directors and executive officers of ExpressJet is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010.  Information about the directors and executive officers of SkyWest is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the ExpressJet proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor for Forward-Looking Statements

In addition to historical information, this Current Report contains forward-looking statements.  SkyWest may, from time-to-time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass SkyWest’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Current Report are made as of the date hereof and are based on information available to SkyWest as of such date.  SkyWest assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the proposed combination of the companies, as well as the future operating and financial results of SkyWest, Atlantic Southeast and ExpressJet, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this Current Report.  These factors include, but are not limited to, the risk that the transaction contemplated by the Merger Agreement will not close; the risk that, if the proposed transaction does close, the operations of Atlantic Southeast and ExpressJet will not be integrated successfully or at all; the parties’ ability to obtain regulatory approvals necessary to complete the proposed transaction and implement Atlantic Southeast’s intended business strategy; the ability of the combined company to realize potential synergies and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; approval of the proposed transaction by ExpressJet stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

Actual operational and financial results of SkyWest, Atlantic Southeast and ExpressJet will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among those identified above: the challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel; negotiations between SkyWest, Atlantic Southeast and ExpressJet and their major partners regarding their contractual relationships; the financial stability of those major partners regarding any impact on the contracts that SkyWest, Atlantic Southeast or ExpressJet operates under in their behalf; the resolution of current litigation with a major airline partner of SkyWest and Atlantic Southeast; variations in market and economic conditions; labor relationships; the impact of global instability; rapidly fluctuating fuel costs; the degree and nature of competition; potential fuel shortages; the impact of weather-related or other natural disasters on air travel and airline costs; aircraft deliveries; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from management’s current expectations are contained in SkyWest’s filings with the SEC, including the section of SkyWest’s Annual Report on Form 10-K for the year ended December 31, 2009, entitled “Risk Factors.”  All subsequent forward-looking statements attributable to SkyWest or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99.1	Press release dated September 14, 2010 regarding grant of early termination of waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: September 14, 2010	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President and Chief Financial Officer